Contact:	Bohn H. Crain
Chief Executive Officer Radiant Logistics, Inc. (425) 943-4599

RADIANT LOGISTICS COMPLETES ITS ACQUISITION OF DISTRIBUTION BY AIR

BELLEVUE, WA   April 7, 2011 – Radiant Logistics, Inc. (OTC QB: RLGT), a domestic and international logistics services company, today announced it has completed its acquisition of New Jersey-based DBA Distribution Services, Inc., a privately held company that commonly operates under the trade name Distribution By Air (“DBA”) and provides a full range of domestic and international transportation and logistics services across North America.

The transaction was originally announced on March 29, 2011 and  is valued at $12.0 million  consisting of $5.4 million paid at closing, $4.8 million in seller notes payable over the next three years and $1.8 million to be paid in connection with the achievement of certain integration milestones.  The Company may, at its sole option, on or before the three month anniversary of the closing, elect to satisfy up to $2.4 million of the seller notes through the issuance of the Company’s common stock to be valued based upon a 30-day volume weighted average price to be calculated preceding the delivery of the shares.

"We are happy to have been able to move so quickly to a smooth closing” said Radiant's Chairman and CEO, Bohn Crain. “We look forward to working with DBA Founders Jim Eagen, Paul Pollara and our expanding base of business partners to deliver value for our customers and ultimately our shareholders.”

About Distribution By Air
Distribution By Air (www.dbaco.com), founded in 1981, provides worldwide transportation and logistics services through its extensive network of exclusive agent and company owned offices across North America. To learn more about how to join the DBA network please call contact Jim Eagen at (800) 272-1379.

About Radiant Logistics (OTC QB: RLGT)
Radiant Logistics (www.radiantdelivers.com) is executing a strategy  to build a global transportation and supply chain management company through organic growth and the strategic acquisition of regional best-of-breed non-asset based transportation and logistics providers, to offer its customers domestic and international freight forwarding and an expanding array of value added supply chain management services, including asset recovery/reverse logistics, order fulfillment, inventory management and warehousing. For more information about Radiant Logistics, please contact Founder and CEO Bohn Crain at (425) 943-4599.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements.  Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, DBA’s ability following the acquisition to maintain and grow its revenues and operating margins in a manner consistent with its most recent operating results, our ability to integrate DBA’s operations with our historic operations, our ability to realize cost synergies through such integration, the effect that the acquisition will have on DBA’s existing customers, agents and employees as well as those risk factors that apply to our operations as disclosed in Item 1A of  our Report on Form 10-K for the year ended June 30, 2010 and other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiantdelivers.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

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